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                                                                   EXHIBIT 10.16

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE OR FEDERAL SECURITIES LAW. NO OFFER, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE WITHOUT THE PRIOR WRITTEN CONSENT OF THE MAKER OF THIS NOTE, AND, IF SUCH CONSENT IS GIVEN, UNLESS THE NOTE IS REGISTERED UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAW,OR AN EXEMPTION FROM ANY SUCH REGISTRATION REQUIREMENTS IS APPLICABLE TO SUCH TRANSACTION. THE PAYMENTS TO BE MADE UNDER THIS NOTE ARE SUBJECT TO ANY COUNTERCLAIM, ANY RIGHT OF SET-OFF, ANY RIGHT OF RECOUPMENT OR ANY OTHER CLAIM THAT THE MAKER OF THIS NOTE MAY HAVE AGAINST ANY HOLDER OR ANY PRIOR HOLDER OF THIS NOTE, WHENEVER ARISING.


                                NON-NEGOTIABLE
                                PROMISSORY NOTE

Amount: $89,640                                             Date: August 8, 1997

        1. General. FOR VALUE RECEIVED, Michael J. Mackey ("Maker") promises to pay to the order of DA INTERNATIONAL, INC. ("Payee"), at 12200 N.W. Freeway, Suite 200 Houston, Texas 77092, or at such other place as may be designated in writing by Payee, the principal sum of Eighty Nine Thousand Six Hundred Forty Dollars ($89,640) (the "Principal Amount") in a single payment on the earlier to occur of (a) the closing of a public offering of the Payee's shares of common stock, (b) the closing of a transaction for the sale of substantially all of Payee's assets to an independent third party, or (c) June 30, 2001. Interest on the outstanding Principal Amount shall accrue at a rate per annum equal to the Prime Rate (as defined below) plus 0.25%, in arrears, and shall be payable on or before the first day of each calendar quarter beginning on October 1, 1997. As used in this Note, "Prime Rate" shall mean, for each calendar quarter, the prime rate of interest as listed in The Wall Street Journal for the first business day of such calendar quarter. Notwithstanding anything to the contrary contained in this Note, the effective rate of interest under this Note shall not exceed the lesser of ten percent (10%) or the maximum rate of interest permitted from time to time by applicable law or regulation. Amounts received by Payee in excess of such highest rate of interest shall be considered reductions to principal to the extent of such excess.

        2. Prepayment. This Note may be prepaid in full or in part without premium or penalty. Any such prepayments shall first be applied against accrued interest and thereafter against any unpaid Principal Amount.

        3. Default. In the event of a default in payment of principal or interest under this Note, the entire outstanding principal amount of this Note, plus interest thereon, will become immediately due and payable upon written demand by Payee. A "default in payment" is defined as any payment required to be made under this Note that is not made within fifteen (15) days of the due date, which payment remains unpaid for fifteen (15) days after Maker's receipt of written notice from Payee thereof. Maker hereby waives presentment, protest,





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notice of protest, and notice of dishonor.

        4. Binding Effect. This Note shall be binding upon and inure to the benefit of each of the parties to this Note and their respective heirs, personal representatives, and successors and permitted assigns; provided, that Payee may not assign or otherwise negotiate this Note without Maker's prior written consent, which consent shall not be unreasonably withheld. This Note shall be governed by the laws of the State of Texas without giving effect to the choice of law rules of Texas or any other jurisdiction.

        IN WITNESS WHEREOF, Maker has caused this Note to be executed on the date first above written.


                                                By:  /s/ Michael J. Mackey
                                                   ---------------------------
                                                   Michael J. Mackey

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